UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024

Warner Bros. Discovery, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34177

Delaware	35-2333914
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

230 Park Avenue South

New York, New York 10003

(Address of principal executive offices, including zip code)

212-548-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock	WBD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On May 23, 2024, Warner Bros. Discovery, Inc. (the “Company”) issued a press release announcing the early results of the previously-announced cash tender offer (the “Tender Offer”) by its wholly-owned subsidiaries, Warner Media, LLC (“WML”), Discovery Communications, LLC (“DCL”) and WarnerMedia Holdings, Inc. (“WMH” and, together with WML and DCL, the “Issuers”) pursuant to which the Issuers offered to purchase for cash up to $2,500,000,000 aggregate purchase price (excluding accrued and unpaid interest) of the outstanding 3.900% Senior Notes due 2024 issued by DCL, 3.900% Senior Notes due 2024 issued by Scripps Networks Interactive, Inc., 4.000% Senior Notes due 2055 issued by DCL, 4.650% Senior Notes due 2050 issued by DCL, 4.950% Senior Notes due 2042 issued by DCL, 4.875% Senior Notes due 2043 issued by DCL, 5.200% Senior Notes due 2047 issued by DCL, 5.300% Senior Notes due 2049 issued by DCL, 4.650% Global Notes due 2044 issued by WML, 4.850% Global Notes due 2045 issued by WML, 4.900% Global Notes due 2042 issued by WML, 5.350% Global Notes due 2043 issued by WML and 5.050% Senior Notes due 2042 issued by WMH (collectively, the “Notes”).

The Tender Offer was announced on May 9, 2024, and was made pursuant to the Offer to Purchase, dated May 9, 2024. On May 23, 2024 the Company issued a press release announcing the pricing terms of the Tender Offer.

A copy of the Company’s press release announcing the early results of the Tender Offer is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. A copy of the Company’s press release announcing the pricing terms of the Tender Offer is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference. The information contained in Item 8.01 of this Current Report on Form 8-K and the press releases attached hereto as Exhibit 99.1 and Exhibit 99.2 are for information purposes only and do not constitute an offer to purchase any of the Notes.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press release of Warner Bros. Discovery, Inc., dated May 23, 2024, announcing the early results of the Tender Offer.

99.2	Press release of Warner Bros. Discovery, Inc., dated May 23, 2024, announcing the pricing terms of the Tender Offer.

101	Inline XBRL Instance Document - the instance document does not appear in the Interactive Date File because its XBRL tags are embedded within the Inline XBRL document

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2024	WARNER BROS. DISCOVERY, INC.

	By:	/s/ Gunnar Wiedenfels
	Name:	Gunnar Wiedenfels
	Title:	Chief Financial Officer

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